UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2015

Riviera Holdings Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-21430	88-0296885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Las Vegas Boulevard South Las Vegas, Nevada	89109-1931
(Address of Principal Executive Offices)	(Zip Code)
(702) 794-9237
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2015, Robert Kunkle, President of Riviera Holdings Corporation (the “Company”) and President and General Manager of the Company’s wholly-owned subsidiary Riviera Operating Corporation (“ROC”), resigned from all positions with the Company and ROC. On May 8, 2015, Michael Pearse, Chief Financial Officer and Treasurer of the Company and Chief Financial Officer, Vice President - Finance and Treasurer of Riviera Operating Corporation resigned from all positions with the Company and ROC. Mr. Kunkle and Mr. Pearse each resigned in connection with the termination of business operations at, and the closure of, the Riviera Hotel and Casino.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Riviera Holdings Corporation

Date:	May 8, 2015	By:	/s/ Tullio Marchionne
			Name:	Tullio Marchionne
			Title:	Secretary